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                                                                    Exhibit 99.1

                 Certification of Chief Executive Officer under
                  Section 906 of the Sarbanes-Oxley Act of 2002

         I hereby certify that the Annual Report on Form 10-K of O'Sullivan Industries Holdings, Inc. for the fiscal year ended June 30, 2002 fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in such annual report fairly presents, in all material respects, the financial condition and results of operations of O'Sullivan Industries Holdings, Inc.



Date:  September 25, 2002                      /s/ Richard D. Davidson
                                           -------------------------------------
                                                  Richard D. Davidson
                                           President and Chief Executive Officer